Corporate Presentation October 2023 Exhibit 99.1

© Copyright 2023 Homology Medicines, Inc. All rights reserved. Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding: our expectations surrounding the potential, safety, efficacy, and regulatory and clinical progress of our product candidates; the potential of our gene therapy and gene editing platforms, including our GTx-mAb platform; our plans and timing for the release of additional preclinical and clinical data; our plans to progress our pipeline of genetic medicine candidates and the anticipated timing for these milestones; our expectations surrounding our relationship with Oxford Biomedica Solutions; our competitive position, business strategy, prospective products, timing, design, results and likelihood of success of studies and/or clinical trials; our position as a leader in the development of genetic medicines; and our plans to engage in future collaborations and strategic partnerships. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the impact of the COVID-19 pandemic on our business and operations, including our preclinical studies and clinical trials, and on general economic conditions; we have and expect to continue to incur significant losses; our need for additional funding, which may not be available; failure to identify additional product candidates and develop or commercialize marketable products; the early stage of our development efforts; potential unforeseen events during clinical trials could cause delays or other adverse consequences; risks relating to the regulatory approval process; interim, topline and preliminary data may change as more patient data become available, and are subject to audit and verification procedures that could result in material changes in the final data; our product candidates may cause serious adverse side effects; inability to maintain our collaborations, or the failure of these collaborations; our reliance on third parties, including for the manufacture of materials for our research programs, preclinical and clinical studies; failure to obtain U.S. or international marketing approval; ongoing regulatory obligations; effects of significant competition; unfavorable pricing regulations, third-party reimbursement practices or healthcare reform initiatives; product liability lawsuits; securities class action litigation; failure to attract, retain and motivate qualified personnel; the possibility of system failures or security breaches; risks relating to intellectual property; and significant costs incurred as a result of operating as a public company. These and other important factors discussed under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 and our other filings with the Securities and Exchange Commission could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management’s estimates as of the date of this presentation. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. This presentation also includes statistical and other industry and market data that we obtained from industry publications and research, surveys and studies conducted by third parties or us. Industry publications and third-party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. All of the market data used in this presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. While we believe these industry publications and third-party research, surveys and studies are reliable, we have not independently verified such data. The industry in which we operate is subject to a high degree of uncertainty, change and risk due to a variety of factors, which could cause results to differ materially from those expressed in the estimates made by the independent parties and by us.

© Copyright 2023 Homology Medicines, Inc. All rights reserved. Clinical-Stage Fully Integrated Gene Therapy and Gene Editing Company Rare Disease Experience Team’s prior experience includes developing and/or launching 11 rare disease drugs with >$2B in annual revenue Technology 15 novel AAVHSCs; potential to expand Equity investments from Pfizer and Novartis Extensive I.P. portfolio AAV Process Development and Manufacturing Expertise Co-owned Manufacturing and Innovation Business, Oxford Biomedica Solutions Research and Development 3 programs advanced to the clinic since 2019 Discovery, Research & Development 5 development candidates a

Flexible AAVHSC Platform Designed to Address Rare Genetic Disorders and Diseases With Larger Patient Populations Gene Therapy (Adds a Gene) Gene Therapy (GTx-mAb) Gene Editing (Nuclease-Free) © Copyright 2023 Homology Medicines, Inc. All rights reserved.

Gene Editing Candidate HMI-103 for PKU

Results in loss of function of phenylalanine hydroxylase (PAH) enzyme responsible for metabolism of phenylalanine (Phe) If untreated, toxic levels of Phe accumulate and result in progressive and severe neurological impairment PKU is an inborn error of metabolism caused by variants in PAH gene PKU is Caused by Genetic Variants in the PAH Gene Which Can Lead to Toxic Levels of Phe Protein Phenylalanine (Phe) PAH Enzyme Melanin Neurotransmitters PKU Pathway Tyrosine (Tyr) | © Copyright 2023 Homology Medicines, Inc. All rights reserved.

PKU is One of the Largest Established Rare Disease Commercial Markets Patients Lost to Clinic Due to Lack of Treatment Options Estimated $2 Billion Opportunity* Projected Global Opportunity for HMI-103 Global Market 50K Patients 1–1.5K Incidence U.S. Market 16.5K Patients 350 Incidence Only ~10% of Patients are Treated with an Approved Drug *Estimates based on physician and patient market research (2022) | © Copyright 2023 Homology Medicines, Inc. All rights reserved.

Current Treatments for PKU Do Not Address Underlying Cause of Disease; High Unmet Medical Need Remains EU threshold: van Spronsen FJ et al., Lancet Diabetes Endocrinol. 2017 ACMG PKU treatment threshold and co-morbidities: Vockley J., et al., Genet Med. 2014 Phe levels in classical PKU: Levy, et al. Mol Gen & Met. 2020 Approved Drugs Generally ineffective Does not reconstitute normal biochemical pathway Very poor compliance Do not reconstitute normal biochemical pathway in ~95% of patients Require chronic dosing Onerous Low-Phe Diet Focus on Most Adults with Classical PKU Fail to Achieve Phe Levels Below Recommended Treatment Thresholds – U.S. ACMG (<360 µmol/L) and EU (<600 µmol/L) High Phe Levels Have Impact on IQ, Executive Function, and are Associated with Neuropsychiatric Complications (e.g., Depression, Anxiety) Focus on | © Copyright 2023 Homology Medicines, Inc. All rights reserved. Difficult to maintain diet and medical foods are often unpalatable Majority of adult patients fail to achieve target Phe levels despite diet

HMI-103: AAVHSC-Mediated Gene Editing Inserting a Promoter and Functional PAH Gene at the Target Location © Copyright 2023 Homology Medicines, Inc. All rights reserved. Integrated Promoter and Gene Provide PAH Expression Integration knocks out mutated allele Potential for long-term correction Reduces non-functional PAH Episomes Provide PAH Expression Designed to maximize PAH expression in all transduced liver cells HMI-103

pheEDIT Phase 1 Trial Evaluating Investigational HMI-103 Gene Editing Candidate for PKU

Patient Population

- Adults, age 18–55
- Classical PKU
- Uncontrolled plasma Phe levels while on a Phe-restricted diet
  - Remain on stable, Phe-restricted diet for first year of trial

Dose-Escalation Trial Design

- 82-day screening / run-in period
- Prophylactic targeted immunosuppression regimen, including T-cell inhibitor tacrolimus and tapering course of corticosteroids
- Stagger between participant dosing



6E13 vg/kg*
Dose 1
Cohort 1
n = up to 3
8E13 vg/kg*
Dose 2
Cohort 2
n = up to 3
1E14 vg/kg*
Dose 3
Cohort 3
n = up to 3

Endpoints

Primary endpoints:

- Evaluate safety and tolerability
- Evaluate preliminary efficacy: effect on plasma Phe levels

Secondary endpoints:

- Effect on plasma Phe levels at different timepoints
- Change in dietary protein intake

Exploratory endpoints:

- Additional biomarkers

* Weight-based dosing up to a maximum of 100 kilograms

© Copyright 2023 Homology Medicines, Inc. All rights reserved.

10 | HOMOLOGY Medicines, Inc.

pheEDIT Cohort 1: Demographics and Baseline Characteristics | © Copyright 2023 Homology Medicines, Inc. All rights reserved. *At Screening **Baseline Dietary Phe intake = mean of 5 values, 3-day diet diary, natural and medical protein ***Baseline = Mean of 5 values obtained during Screening/Run-in period Participant 1 Participant 2 Participant 3 Age (y)* 40 21 21 Sex F M M Weight (kg)* 99.8 107.5 62.1 BMI (kg/m2)* 43.3 30 20.8 Baseline daily Phe intake (mg)** 677 1334 1159 Baseline plasma Phe level (µmol/L)*** 781 ± 145 (SD) 1506 ± 173 (SD) 1492 ± 93 (SD)

pheEDIT Cohort 1: % Change From Baseline Plasma Phe Concentration Data cutoff: September 14, 2023 © Copyright 2023 Homology Medicines, Inc. All rights reserved. Latest Timepoint %CFB Plasma Phe Plasma Phe (μmol/L) Participant 1 Week 39 -41 462 Participant 2 Week 23 -59 611 Participant 3 Week 14 -60 599 Participant 1 Participant 2 Participant 3 Clinically meaningful reduction in plasma Phe concentration of approximately 50%; supplemental natural dietary protein to achieve approximately double baseline intake since Week 16* Clinically meaningful plasma Phe reduction of approximately 50% and majority of post-steroid regimen Phe levels are below baseline^ Clinically meaningful plasma Phe reduction of approximately 60% and all post-steroid regimen Phe levels are below baseline^ ^Participants 2 and 3 self-liberalized their diets during steroid dosing with protein intake at levels above baseline Phe-restricted diets Weeks Post HMI-103 Administration Participant 1 Participant 2 Participant 3 % Change From Baseline Plasma Phe Concentration % CFB Plasma Phe Corticosteroid Therapy

pheEDIT Cohort 1: Absolute Plasma Phe Concentration © Copyright 2023 Homology Medicines, Inc. All rights reserved. Baseline Mean (± SD) Post Week 8 Mean (± SD) P value^ Participant 1 781 (± 145) 164 (± 148) <0.01 Participant 2 1506 (± 173) 1164 (± 611) 0.07 Participant 3 1492 (± 93) 841 (± 306) <0.01 Weeks Post HMI-103 Administration Participant 1 Participant 2 Participant 3 Plasma Phe Concentration Plasma Phe µmol/L Corticosteroid Therapy Data cutoff: September 14, 2023 ^Mann-Whitney U Test conducted per participant between baseline and post Week 8. Baseline = 5 values obtained during Screening/Run-in period. Post Week 8 = All values from visit 9 weeks after dosing until last available datapoint. *Dietary natural protein supplementation of approximately 2x baseline since Week 16 + Lab error suspected +

pheEDIT Cohort 1: Safety Data Observations LFT = liver function tests HMI-103 has been generally well-tolerated in all three participants No serious adverse events (SAEs) The majority of treatment-related adverse events (AEs) have been mild and transient No LFT abnormalities while on prophylactic, targeted immunosuppression regimen of T-cell inhibitor tacrolimus and corticosteroids Data cut-off date: Sept 14, 2023 © Copyright 2023 Homology Medicines, Inc. All rights reserved. |

pheEDIT Cohort 1: Summary of Initial Data Observations * ACMG PKU treatment threshold: Vockley J., et al., Genet Med. 2014 Data cut-off: September 14, 2023 Generally Well-Tolerated No SAEs The majority of treatment-related AEs have been mild and transient No LFT abnormalities while on prophylactic, targeted immunosuppression regimen of T-cell inhibitor tacrolimus and corticosteroids Initial Data from First Dose Level Warrants Dose Escalation Participant 1 Rapid onset of action with clinically meaningful reduction in plasma Phe concentration of 55% and below ACMG PKU treatment threshold (<360 µmol/L)* at 4 weeks post-dose 98% Phe reduction at Week 14; protein supplementation initiated for multiple Phe levels <30 µmol/L Clinically meaningful reduction in plasma Phe concentration of approximately 50% after supplemental natural dietary protein to achieve approximately double baseline intake since Week 16 Participant 2 Clinically meaningful plasma Phe reduction of approximately 50% and majority of post-steroid regimen Phe levels are below baseline Participant 3 Clinically meaningful plasma Phe reduction of 60% and all post-steroid regimen Phe levels below baseline. | © Copyright 2023 Homology Medicines, Inc. All rights reserved.

Gene Therapy Candidate HMI-203 for Hunter Syndrome

High Unmet Need for Hunter Syndrome Treatment That Addresses Peripheral and Cognitive Effects

MPS II (Hunter syndrome)

- Caused primarily by *IDS* gene mutations
- Leads to **toxic lysosomal accumulation of glycosaminoglycans** (GAGs)
- Severe form includes **progressive debilitation and intellectual decline followed by death** in 10–20 years
- Prevalence: **1 in 100,000 to 1 in 170,000; primarily males**

All People with MPS II Experience Peripheral Disease Manifestations

- **Patients on existing ERT continue to experience*:**
  - Increased mortality, sleep apnea, chronic and joint pain, lung and cardiac conditions, hearing loss, limited mobility/range of motion
  - Anxiety caused by uncertainty of disease progression
  - Shortened life expectancy
- **ERT does not cross blood-brain-barrier (BBB); Neuronopathic patients experience**:**
  - Decreased cognitive function, seizures, cerebrospinal fluid accumulation, carpal tunnel syndrome
  - Life expectancy into the second decade

*WORLD*Symposium*™ 2022. Haroldson J, et al.
**National MPS Society. "A Guide to Understanding MPS II."

© Copyright 2023 Homology Medicines, Inc. All rights reserved.

16

HOMOLOGY Medicines, Inc.

HMI-203: Homology’s In Vivo Gene Therapy Approach to Hunter Syndrome in juMPStart Trial © Copyright 2023 Homology Medicines, Inc. All rights reserved. One-time, in vivo gene therapy candidate Designed to deliver functional copies of IDS gene to peripheral organs and central nervous system (CNS) First systemic gene therapy to be evaluated in clinical trial for Hunter syndrome I2S enzyme made and continuously expressed by the liver HMI-203

HMI-203 Demonstrated Biochemical and Phenotypic Correction in MPS II Murine Model

Biochemical Correction

HMI-203 Tissue GAG-HS (at 52 Weeks)



Glycosaminoglyan Heparan Sulfate (GAG-HS) (µg/mL)
300
200
100
0
Brain
Heart
Liver
Spleen
Kidney
Lung
WT - Vehicle
MPS II - Vehicle
MPS II - HMI-203

CSF GAG-HS Levels (at 12 Weeks)



Glycosaminoglyan Heparan Sulfate (GAG-HS) (µg/mL)
100
80
60
40
20
0
**
*
*
**
WT – Vehicle
MPS II – Vehicle
MPS II – HMI 203 – Dose A
MPS II – HMI 203 – Dose B
MPS II – HMI 203 – Dose C

Phenotypic Correction

Paw and Ankle Width



Morphometric Measurements (mm)
6.0
5.5
5.0
4.5
4.0
20 Weeks
37 Weeks
52 Weeks
Post Dose
Morphometric Measurements (mm)
4.5
4.0
3.5
3.0
20 Weeks
37 Weeks
52 Weeks
Post Dose

Zygomatic Arch Width



Zygomatic Arch Width (mm)
2.5
2.0
1.5
1.0
0.5
0.0
***
ns
MPS II – Vehicle
MPS II – HMI-203
WT – Vehicle

* p>0.05; ** p>0.01; *** p>0.001; "ns" = no significance.
ASGCT 2021 and WORLD*Symposium*™ 2022. Smith, et al.

© Copyright 2023 Homology Medicines, Inc. All rights reserved.

18

HOMOLOGY Medicines, Inc.

juMPStart Phase 1 Trial Evaluating Investigational HMI-203 Gene Therapy Candidate for Hunter Syndrome ERT = Enzyme replacement therapy © Copyright 2023 Homology Medicines, Inc. All rights reserved. Dose-escalation trial evaluating safety and efficacy of single I.V. administration of HMI-203 in ERT-treated adults with Hunter syndrome Stagger between patient dosing Prophylactic, steroid-sparing immunosuppressive regimen, including T-cell inhibitor (tacrolimus) Dose 3 Dose 2 Cohort 2 n = up to 3 Dose 1 Cohort 1 n = up to 3 Cohort 3 n = up to 3

Pipeline Updates and 2023 Milestones

GTx-mAb Expansion to Ocular Diseases Could be an Opportunity for Larger Indications

Routes of Administration


Intravitreal Dose: AAVHSC7
Subretinal Dose: AAVHSC15
Intracameral Dose: AAVHSC17
GFP
DAPI
GFP
DAPI
GFP
DAPI
20µm
20µm
40µm

Transduction of Photoreceptor and RPE in NHPs


Vehicle
scAAVHSC15.CBA.eGFP (1E+12 vg/eye)
eGFP/DAPI
PR
ONL
OPL
INL
IPL
GCL
50 µm

Tropism in Human Tissue



AAVHSC15-eGFP
α-rhodopsin (rods)
dapi

Lions Eye Institute FOR TRANSPLANT & RESEARCH
The science of sight. The gift of vision.

ARVO 2021. Sarin S., et al.
ARVO 2019. Sarin S., et al.
ASGCT 2023. Sarin S., et al.

© Copyright 2023 Homology Medicines, Inc. All rights reserved.

21

HOMOLOGY Medicines, Inc.

© Copyright 2023 Homology Medicines, Inc. All rights reserved. Optimized, In Vivo Gene Therapy Candidate, HMI-204 for the Treatment of MLD *Clin Chem. 2016 Jan; 62(1): 279–286. **Prevalence: MLD Foundation Single I.V. administration of HMI-204 in murine model of MLD resulted in: Broad biodistribution to peripheral organs and the CNS Human ARSA (hARSA) expression levels in multiple brain regions and cell types well-above minimum levels of enzyme needed to correct the phenotype* hARSA activity levels in the brain that are predictive of functional improvements Detection of active ARSA in the serum Expression of near-normal ARSA activity levels following active liver growth Optimizations also led to significant improvements in vector yield and superior packaging Actively Seeking a Partner to Advance Development Candidate MLD Caused Primarily by ARSA Gene Mutations Results in destruction of myelin-producing cells Late infantile form includes rapidly progressive motor and cognitive decline followed by death in 5–10 years Prevalence: 1 in 40,000**

Characterization and Screening of AAVHSCs Identified Capsid with Significantly Reduced Liver Tropism after I.V. Administration Smith LJ, et al. Mol Ther. 2022. © Copyright 2023 Homology Medicines, Inc. All rights reserved. Lower Liver Tropism with AAVHSC16 Also Observed in NHPs and Primary Human Hepatocytes Murine Tissue Expression Murine Tissue VG Potential Candidate for Indications Focused on Cardiac, Skeletal Muscle and/or Brain Did Not Lead to Elevations in Liver Function Tests AAVHSC16 Showed Robust Distribution to CNS and Peripheral Organs with Low Affinity for the Liver

Next Steps: Evaluating Strategic Options © Copyright 2023 Homology Medicines, Inc. All rights reserved. Completed a review of our business and will be evaluating strategic alternatives for the Company and its clinical and preclinical assets to maximize shareholder value Approved by the Board of Directors Based on anticipated clinical development timelines and current financing environment, stopping further program development efforts with the exception of required actions, including continued monitoring of participants in its clinical trials Related reduction in force of 87% Retained TD Cowen as strategic financial advisor Strategic options may include, but are not limited to, an acquisition, merger, reverse merger, sale of assets, strategic partnerships, or other transactions